UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21586

First Trust Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Enhanced Equity Income Fund (FFA)
Semi-Annual Report
For the Six Months Ended
June 30, 2018

First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2018

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.285 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Letter from the Chairman and CEO
June 30, 2018
Dear Shareholders:
First Trust is pleased to provide you with the semi-annual report for the First Trust Enhanced Equity Income Fund, which contains detailed information about your investment for the six-month period ended June 30, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.
As 2018 began, there was much enthusiasm for the “Tax Cuts and Jobs Act of 2017” tax reform bill, which President Trump had signed into law on December 22, 2017, and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21% that the new tax package would bring. Early in the new year, many investors were watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21 and June 13. Additionally, they indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.
For the entire first quarter of 2018, increased market volatility was the norm for U.S. markets. The Dow Jones Industrial Average (“DJIA”) was off to a strong start in January continuing its very strong performance displayed throughout 2017. However, February was a different story. Early in the month, the DJIA plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks during February, was down more than 3,200 points. However, as February came to a close, the DJIA was back on track and up from the lows experienced earlier in the month.
For the second quarter of 2018, market volatility continued. Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. The DJIA closed out both April and May slightly down but ended June slightly up. Despite this volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
Globally, markets underperformed moderately in the first half of 2018, but analysts believe European companies are set up for growing earnings and credit upswings, which seems to bode well for stock market performance and for fixed-income securities. We continue to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE”
As of June 30, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FFA
Common Share Price	$15.74
Common Share Net Asset Value (“NAV”)	$15.88
Premium (Discount) to NAV	(0.88)%
Net Assets Applicable to Common Shares	$317,167,929
Current Quarterly Distribution per Common Share(1)	$0.2850
Current Annualized Distribution per Common Share	$1.1400
Current Distribution Rate on Common Share Price(2)	7.24%
Current Distribution Rate on NAV(2)	7.18%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Return
	6 Months Ended 6/30/18	1 Year Ended 6/30/18	5 Years Ended 6/30/18	10 Years Ended 6/30/18	Inception (8/26/04) to 6/30/18
Fund Performance(3)
NAV	-0.15%	6.73%	10.02%	8.80%	7.13%
Market Value	0.92%	15.61%	12.11%	10.09%	6.70%
Index Performance
S&P 500® Index	2.65%	14.37%	13.42%	10.17%	8.96%
BXM Index	1.78%	7.28%	8.14%	5.71%	5.73%

Top Ten Holdings	% of Total Investments
Microsoft Corp.	5.3%
Apple, Inc.	4.5
JPMorgan Chase & Co.	3.1
Merck & Co, Inc.	2.5
UnitedHealth Group, Inc.	2.5
Bank of America Corp.	2.5
Pfizer, Inc.	2.3
Thermo Fisher Scientific, Inc.	2.3
Cisco Systems, Inc.	2.2
Intel Corp.	2.1
Total	29.3%
Sector Allocation	% of Total Investments
Information Technology	27.1%
Financials	16.7
Health Care	13.8
Consumer Discretionary	8.8
Industrials	8.7
Energy	8.0
Consumer Staples	8.0
Real Estate	2.6
Utilities	2.6
Materials	2.5
Telecommunication Services	1.2
Total	100.0%
(1)	Most recent distribution paid or declared through 6/30/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Enhanced Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Chartwell Investment Partners, LLC (“Chartwell”), a wholly-owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell is the portfolio manager of the Fund.
Portfolio Management Team
Douglas W. Kugler, CFA
Principal, Senior Portfolio Manager
Peter M. Schofield, CFA
Principal, Senior Portfolio Manager
Commentary
First Trust Enhanced Equity Income Fund
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of commons stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
The S&P 500® Index (the “Index”) rose 2.65% (inclusive of dividends) for the six-month period ended June 30, 2018. This was a noticeable slowdown from recent six-month periods which have averaged greater than 8% over the last two years. The first quarter of 2018 was volatile and marked the first down quarter for the Index in the last ten quarters despite the Index reaching a new high and being up 7.45% through late January. From there, the Index moved around quite a bit - after reaching its peak it fell 10.16%, rose 7.69%, declined 6.88%, and finally, a 2.03% upswing saw it close only 1.22% lower than where it started. If we were to add up the size of those swings, they show that the Index moved 34% while only actually changing a much smaller 1.22% in the quarter. In the second quarter of 2018, the Index bounced back 2.93% (with some, but not as much, volatility), resulting in the positive six-month period. Another measure of volatility shows that during the six-month period, the Index moved more than 1% up or down from its previous day’s close 36 times. In all of 2017 it only did that eight times. The chief culprit causing the volatility was the growing worry of a possible trade war and the on again/off again news flow concerning trade that was coming out of Washington and Beijing. Meanwhile, the domestic economy and corporate earnings continued on solid footing despite the rhetoric. The employment picture continued to be strong, the consumer continued to spend, and corporations benefited from strong sales, relatively tame wage inflation and the lower tax rates which were a result of the “Tax Cuts and Jobs Act of 2017” bill which was passed late last year. The 10-year U.S. Treasury yield generally rose during the quarter but also saw volatility around trade war headlines. The yield rose from 2.43% at the start of the year, breaking above the psychologically important 3.00% yield level (for the first time in over four years) while peaking at 3.10% in mid-May. Trade war fears brought it back down to 2.85% at June 30. The Federal Open Market Committee (“FOMC”) continued raising the Fed Funds rate, increasing it by 0.50% over the course of the six-month period to a still relatively low range of 1.75% to 2.00%. Meanwhile, the price of a barrel of West Texas Intermediate (WTI), the domestic benchmark price, started the year at $60.42 per barrel, and while it generally rose over the six-month period, there was some volatility surrounding global growth concerns as well as a late June OPEC meeting. In the end, solid demand, supply constraints and a fairly benign result from the OPEC meeting brought the price of oil up to a high of $74.15 where it closed the quarter.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2018 (Unaudited)
Performance Summary
For the six months ended June 30, 2018 the Fund’s net asset value (“NAV”) and market value total returns1 were -0.15% and 0.92%, respectively, on a total return basis. The Index returned 2.65% on a total return basis over the same period. The covered call options program had a negative influence on the Fund’s return during the period. The rapid and sizeable moves in stock prices in the quarter mentioned above made it difficult to manage the options program as effectively as we would have liked. As discussed in the past, the Fund’s portfolio tends to favor higher-yielding and value-oriented stocks given our emphasis on providing high current income and our predilection to invest in stocks which we believe to be undervalued when compared to their fundamentals. These leanings caused the Fund to face several broad-based headwinds that hurt the portfolio’s relative performance. The largest of these was the continued sizeable margin by which Growth stocks outperformed Value stocks. As an example of this, the Russell 1000 Growth Index returned 7.25% while the Russell 1000 Value Index returned -1.69% for the first six months of 2018. In addition, lower yielding stocks outperformed higher yielding stocks. Bank of America Merrill Lynch did a study for the period which showed the lowest yielding 40% of the S&P 500® beat the Index by an average of 7.15%, while the highest yielding 40% trailed the Index by 5.42%. Within the portfolio, the largest detractor to relative performance was the Consumer Discretionary group with stock selection within the group responsible for most of the underperformance. Holdings in Carnival Corp. (-12.40%), Lions Gate Entertainment (-27.67%) and Comcast Corp. (-18.53%), as well as not owning Amazon.com (+45.35%) and Netflix, Inc. (+103.91%) were the culprits. Positive contributions to relative performance came from stock selection in the Financials group with SVB Financial (+23.52%); the Information Technology group with Micron Technology (+27.53%) and Palo Alto Networks (+41.76%); and the Energy group with Hess Corp. (+42.22%) all contributing solidly. Several other stocks that had notable movements during the first six months of the year included Electronic Arts (+34.23%), Adobe Systems (+39.13%) and Microsoft (+16.31%), which had positive impacts on the portfolio, while Stanley Black & Decker (-22.98%), Altria Group (-18.61%) and Celgene (-23.90%) had negative impacts.
Market Outlook
As we’ve stated in previous reports, 2017 was the ninth positive year in a row (inclusive of dividends) for the Index. Despite all the volatility in the first half of the year, 2018 has a good start on becoming the 10th consecutive positive year in a row. It has been quite a rally (the Index up over 300% since its low) and we are constantly asking ourselves if it can continue. At this point, the largest impediment we see that could keep the market from attaining that 10th consecutive positive year is the situation involving a potential trade war with China. If the Administration continues to implement tariffs on imported Chinese goods to pressure China to alter some of the business practices the Administration believes to be harmful to the United States, global trade could be hurt in any number of ways and the ramifications of such actions could be detrimental to stock returns. While, in our view, valuations in the stock market have become more reasonable recently due to earnings rising faster than stock prices, we would not expect valuations to improve under a global trade slowdown. In fact, we would expect them to decline. Corporate earnings may continue to improve for a while on the back of lower taxes and solid consumer spending, but we expect that corporations would slow down investment due to the uncertainty surrounding global trade and that would likely have ripple effects that would slow earnings growth. We have said that we believe earnings growth would have to improve for the equity market to move substantially higher and that has been happening. In fact, while aided by lower tax rates, Index earnings growth was over 20% for the first time in years, and second quarter earnings growth is expected to come close to 20% as well. We believe that companies have learned how to operate well in the low (gross domestic product) growth environment. In addition, we believe that the uptick in mergers and acquisitions will continue as will strong stock repurchases which should help companies in their search for earnings growth.
Our belief is that without any significant global trade reducing actions being taken by the United States (or any of its larger trading partners) or a policy mistake by the Federal Reserve (the “Fed”), the economy should continue to grow at a reasonable, but not overly strong rate, and corporate profits should continue to grow as well. In our view, this could provide a solid backdrop for the market going forward despite the uncertainties surrounding geo-politics, nascent inflation signs and possible future actions by the Fed. And, in our opinion, should the specter of a trade war dissipate, market valuations could increase somewhat providing for an even better backdrop for the market. No matter the outcome of these issues, we will manage the Fund with the objective of providing a high level of current income and gains and, to a lesser extent, capital appreciation over the market cycle.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments
June 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 92.9%
	Aerospace & Defense – 1.8%
29,000	Raytheon Co. (a)	$5,602,220
	Air Freight & Logistics – 1.8%
24,500	FedEx Corp.	5,562,970
	Automobiles – 1.2%
95,000	General Motors Co.	3,743,000
	Banks – 9.8%
275,000	Bank of America Corp. (a)	7,752,250
94,000	JPMorgan Chase & Co.	9,794,800
200,000	KeyCorp	3,908,000
75,000	SunTrust Banks, Inc.	4,951,500
16,000	SVB Financial Group (b)	4,620,160
		31,026,710
	Beverages – 3.1%
20,000	Constellation Brands, Inc., Class A	4,377,400
50,000	PepsiCo, Inc.	5,443,500
		9,820,900
	Biotechnology – 1.9%
42,500	Celgene Corp. (a) (b)	3,375,350
39,000	Gilead Sciences, Inc.	2,762,760
		6,138,110
	Capital Markets – 1.3%
80,000	Charles Schwab (The) Corp.	4,088,000
	Chemicals – 1.6%
75,000	DowDuPont, Inc. (a)	4,944,000
	Communications Equipment – 3.1%
160,000	Cisco Systems, Inc. (a)	6,884,800
15,000	Palo Alto Networks, Inc. (a) (b)	3,082,050
		9,966,850
	Containers & Packaging – 0.9%
50,000	WestRock Co.	2,851,000
	Diversified Telecommunication Services – 1.2%
120,000	AT&T, Inc. (a)	3,853,200
	Electric Utilities – 2.6%
100,000	Exelon Corp. (a)	4,260,000
135,000	PPL Corp.	3,854,250
		8,114,250
	Energy Equipment & Services – 1.8%
47,000	Schlumberger Ltd.	3,150,410
85,000	TechnipFMC PLC (a)	2,697,900
		5,848,310
	Food & Staples Retailing – 1.8%
28,000	Costco Wholesale Corp. (a)	5,851,440
	Health Care Providers & Services – 2.4%
31,600	UnitedHealth Group, Inc.	7,752,744

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure – 2.9%
100,000	Carnival Corp. (a)	$5,731,000
50,000	Six Flags Entertainment Corp.	3,502,500
		9,233,500
	Industrial Conglomerates – 1.8%
40,000	Honeywell International, Inc.	5,762,000
	Insurance – 3.7%
45,000	Arthur J. Gallagher & Co. (a)	2,937,600
39,000	Chubb, Ltd. (a)	4,953,780
40,000	Prudential Financial, Inc. (a)	3,740,400
		11,631,780
	Internet Software & Services – 2.2%
14,000	Alibaba Group Holding Ltd., ADR (a) (b)	2,597,420
4,000	Alphabet, Inc., Class C (a) (b)	4,462,600
		7,060,020
	IT Services – 0.8%
32,000	PayPal Holdings, Inc. (a) (b)	2,664,640
	Life Sciences Tools & Services – 2.3%
35,000	Thermo Fisher Scientific, Inc.	7,249,900
	Machinery – 2.2%
22,000	Caterpillar, Inc. (a)	2,984,740
31,000	Stanley Black & Decker, Inc. (a)	4,117,110
		7,101,850
	Media – 2.8%
39,000	CBS Corp., Class B (a)	2,192,580
115,000	Cinemark Holdings, Inc. (a)	4,034,200
110,000	Lions Gate Entertainment Corp., Class B	2,580,600
		8,807,380
	Oil, Gas & Consumable Fuels – 5.0%
50,000	Chevron Corp. (a)	6,321,500
42,500	Hess Corp. (a)	2,842,825
52,000	Occidental Petroleum Corp.	4,351,360
12,500	Pioneer Natural Resources Co.	2,365,500
		15,881,185
	Pharmaceuticals – 6.3%
132,000	Merck & Co, Inc. (a)	8,012,400
200,000	Pfizer, Inc.	7,256,000
55,000	Zoetis, Inc.	4,685,450
		19,953,850
	Road & Rail – 1.1%
28,000	JB Hunt Transport Services, Inc.	3,403,400
	Semiconductors & Semiconductor Equipment – 5.7%
93,000	Applied Materials, Inc. (a)	4,295,670
135,000	Intel Corp. (a)	6,710,850
13,000	Lam Research Corp.	2,247,050
90,000	Micron Technology, Inc. (b)	4,719,600
		17,973,170
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Software – 10.5%
40,000	Activision Blizzard, Inc. (a)	$3,052,800
17,000	Adobe Systems, Inc. (a) (b)	4,144,770
28,000	Electronic Arts, Inc. (a) (b)	3,948,560
170,000	Microsoft Corp. (a)	16,763,700
125,000	Oracle Corp.	5,507,500
		33,417,330
	Specialty Retail – 1.9%
30,000	Home Depot (The), Inc. (a)	5,853,000
	Technology Hardware, Storage & Peripherals – 4.4%
76,000	Apple, Inc. (a)	14,068,360
	Tobacco – 3.0%
60,000	Altria Group, Inc. (a)	3,407,400
74,000	Philip Morris International, Inc. (a)	5,974,760
		9,382,160
	Total Common Stocks	294,607,229
	(Cost $239,388,382)
REAL ESTATE INVESTMENT TRUSTS – 3.5%
	Equity Real Estate Investment Trusts – 2.6%
51,000	Crown Castle International Corp. (a)	5,498,820
40,000	Lamar Advertising Co., Class A	2,732,400
		8,231,220
	Mortgage Real Estate Investment Trusts – 0.9%
90,000	Blackstone Mortgage Trust, Inc., Class A (a)	2,828,700
	Total Real Estate Investment Trusts	11,059,920
	(Cost $9,953,837)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 0.9%
	Capital Markets – 0.9%
184,303	Ares Capital Corp. (a)	3,031,784
	(Cost $3,185,051)

Shares	Description	Stated Rate	Stated Maturity (c)	Value
CONVERTIBLE PREFERRED SECURITIES – 1.9%
	Health Care Equipment & Supplies – 0.8%
40,000	Becton Dickinson and Co., Series A	6.13%	05/01/20	2,474,000
	Oil, Gas & Consumable Fuels – 1.1%
45,500	Hess Corp.	8.00%	02/01/19	3,428,880
	Total Convertible Preferred Securities			5,902,880
	(Cost $4,990,768)

Total Investments – 99.2%	314,601,813
(Cost $257,518,038) (d)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.1)%
150	Activision Blizzard, Inc.	$1,144,800	$80.00	Jul 2018	(9,750)
50	Adobe Systems, Inc.	1,219,050	260.00	Jul 2018	(4,950)
275	Bank of America Corp.	775,225	31.00	Jul 2018	(1,925)

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
250	Cisco Systems, Inc.	$1,075,750	$45.00	Jul 2018	$(3,500)
75	Costco Wholesale Corp.	1,567,350	210.00	Jul 2018	(24,900)
100	Electronic Arts, Inc.	1,410,200	150.00	Jul 2018	(11,500)
250	General Motors Co.	985,000	42.00	Jul 2018	(6,000)
250	Hess Corp.	1,672,250	70.00	Jul 2018	(21,750)
100	JB Hunt Transport Services, Inc.	1,215,500	135.00	Jul 2018	(2,500)
400	Merck & Co, Inc.	2,428,000	65.00	Jul 2018	(3,200)
70	Micron Technology, Inc.	367,080	57.50	Jul 2018	(4,060)
300	Microsoft Corp.	2,958,300	105.00	Jul 2018	(15,600)
60	Palo Alto Networks, Inc.	1,232,820	230.00	Jul 2018	(2,880)
75	PayPal Holdings, Inc.	624,525	87.50	Jul 2018	(4,500)
100	S&P 500® Index (e)	27,183,700	2,770.00	Jul 2018	(97,000)
300	S&P 500® Index (e)	81,551,100	2,795.00	Jul 2018	(105,000)
150	S&P 500® Index (e)	40,775,550	2,825.00	Jul 2018	(15,000)
100	Six Flags Entertainment Corp.	700,500	75.00	Jul 2018	(2,500)
50	SVB Financial Group	1,443,800	330.00	Jul 2018	(2,250)
100	UnitedHealth Group, Inc.	2,453,400	260.00	Jul 2018	(11,500)
	Total Call Options Written				(350,265)
	(Premiums received $770,919)
Net Other Assets and Liabilities – 0.9%	2,916,381
Net Assets – 100.0%	$317,167,929

(a)	All or a portion of these securities are pledged to cover index call options written.
(b)	Non-income producing security.
(c)	Stated maturity represents the mandatory conversion date.
(d)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $64,023,379 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,518,950. The net unrealized appreciation was $57,504,429. The amounts presented are inclusive of derivative contracts.
(e)	Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund’s portfolio.

ADR	American Depositary Receipt
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2018 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 294,607,229	$ 294,607,229	$ —	$ —
Real Estate Investment Trusts*	11,059,920	11,059,920	—	—
Common Stocks - Business Development Companies*	3,031,784	3,031,784	—	—
Convertible Preferred Securities*	5,902,880	5,902,880	—	—
Total Investments	$ 314,601,813	$ 314,601,813	$ —	$ —
LIABILITIES TABLE
	Total Value at 6/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (350,265)	$ (348,015)	$ (2,250)	$ —

*	See Portfolio of Investments for industry breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Assets and Liabilities
June 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $257,518,038)	$ 314,601,813
Cash	2,563,117
Receivables:
Dividends	452,610
Investment securities sold	327,300
Prepaid expenses	15,971
Total Assets	317,960,811
LIABILITIES:
Options written, at value (Premiums received $770,919)	350,265
Payables:
Investment advisory fees	269,572
Investment securities purchased	113,700
Audit and tax fees	26,793
Administrative fees	14,830
Printing fees	9,089
Custodian fees	4,631
Transfer agent fees	2,650
Financial reporting fees	771
Legal fees	528
Trustees’ fees and expenses	53
Total Liabilities	792,882
NET ASSETS	$317,167,929
NET ASSETS consist of:
Paid-in capital	$ 263,794,231
Par value	199,732
Accumulated net investment income (loss)	(8,709,636)
Accumulated net realized gain (loss) on investments and written options	4,379,173
Net unrealized appreciation (depreciation) on investments and written options	57,504,429
NET ASSETS	$317,167,929
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.88
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,973,164
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Operations
For the Six Months Ended June 30, 2018 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,960)	$ 3,833,664
Interest	2,686
Total investment income	3,836,350
EXPENSES:
Investment advisory fees	1,625,969
Administrative fees	79,479
Printing fees	49,712
Audit and tax fees	21,476
Transfer agent fees	15,788
Custodian fees	15,277
Trustees’ fees and expenses	8,236
Listing expense	7,103
Legal fees	7,063
Financial reporting fees	4,625
Other	7,876
Total expenses	1,842,604
NET INVESTMENT INCOME (LOSS)	1,993,746
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	16,138,580
Written options	(5,818,711)
Net realized gain (loss)	10,319,869
Net change in unrealized appreciation (depreciation) on:
Investments	(13,609,858)
Written options	14,350
Net change in unrealized appreciation (depreciation)	(13,595,508)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,275,639)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,281,893)

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2018 (Unaudited)	Year Ended 12/31/2017
OPERATIONS:
Net investment income (loss)	$ 1,993,746	$ 3,899,407
Net realized gain (loss)	10,319,869	18,016,167
Net increase from payment by the sub-advisor	—	17,250
Net change in unrealized appreciation (depreciation)	(13,595,508)	25,857,799
Net increase (decrease) in net assets resulting from operations	(1,281,893)	47,790,623
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(11,384,704)	(4,539,880)
Net realized gain	—	(17,530,466)
Total distributions to shareholders	(11,384,704)	(22,070,346)
Total increase (decrease) in net assets	(12,666,597)	25,720,277
NET ASSETS:
Beginning of period	329,834,526	304,114,249
End of period	$ 317,167,929	$ 329,834,526
Accumulated net investment income (loss) at end of period	$(8,709,636)	$681,322
COMMON SHARES:
Common Shares at end of period *	19,973,164	19,973,164

*	On September 15, 2016, the Fund commenced a share repurchase program. The program originally expired on March 15, 2017, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019. From September 15, 2016 through June 30, 2018, the Fund has not repurchased any Common Shares. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of 998,658 Common Shares or (ii) March 15, 2019.
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014 (a)	2013
Net asset value, beginning of period	$ 16.51	$ 15.23	$ 14.99	$ 15.95	$ 15.24	$ 13.27
Income from investment operations:
Net investment income (loss)	0.10	0.20	0.19	0.20	0.24	0.21
Net realized and unrealized gain (loss)	(0.16)	2.19	1.01	(0.22)	1.39	2.66
Total from investment operations	(0.06)	2.39	1.20	(0.02)	1.63	2.87
Distributions paid to shareholders from:
Net investment income	(0.57)	(0.23)	(0.18)	(0.60)	(0.92)	(0.90)
Net realized gain	—	(0.88)	(0.48)	(0.34)	—	—
Return of capital	—	—	(0.30)	—	—	—
Total distributions paid to Common Shareholders	(0.57)	(1.11)	(0.96)	(0.94)	(0.92)	(0.90)
Net asset value, end of period	$15.88	$16.51	$15.23	$14.99	$15.95	$15.24
Market value, end of period	$15.74	$16.19	$13.51	$13.20	$14.34	$13.32
Total return based on net asset value (b)	(0.15)%	16.53% (c)	9.18%	0.72%	11.63%	23.11%
Total return based on market value (b)	0.92%	28.82%	9.98%	(1.35)%	14.83%	20.60%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 317,168	$ 329,835	$ 304,114	$ 299,389	$ 318,640	$ 304,297
Ratio of total expenses to average net assets	1.13% (d)	1.14%	1.13%	1.12%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets	1.23% (d)	1.21%	1.27%	1.33%	1.54%	1.45%
Portfolio turnover rate	21%	36%	32%	45%	44%	40%

(a)	On February 20, 2014, the Fund’s Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, LLC (“Chartwell”), which became the Fund’s sub-advisor on March 5, 2014, under the interim sub-advisory agreement. On July 2, 2014, the Fund’s shareholders voted to approve the new sub-advisory agreement.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	The Fund received a reimbursement from Chartwell in the amount of $17,250, which represents less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund’s total return.
(d)	Annualized.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
1. Organization
First Trust Enhanced Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FFA on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.285 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), exchange-traded funds, convertible preferred stocks, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”), consistent with the Fund’s investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
For the six months ended June 30, 2018, distributions of $42,500 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. The character of distributions for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year. Based on information for the period through June 30, 2018, it is likely that the Fund’s distributions will include a return of capital component for the fiscal year ending December 31, 2018.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$6,872,737
Capital gains	15,197,609
Return of capital	—
As of December 31, 2017, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$60,632
Undistributed capital gains	—
Total undistributed earnings	60,632
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	70,424,277
Total accumulated earnings (losses)	70,484,909
Other	(4,644,346)
Paid-in capital	263,993,963
Total net assets	$329,834,526
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2017, the Fund had no pre- or post-enactment capital loss carryforwards for federal income tax purposes.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016, and 2017 remain open to

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
federal and state audit. As of June 30, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Chartwell manages the Fund’s portfolio subject to First Trust’s supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid monthly by First Trust out of its investment advisory fee.
During the year ended December 31, 2017, the Fund received a payment from the Sub-Advisor of $17,250 in connection with a trade error.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2018, were $69,259,548 and $85,519,231, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at June 30, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 350,265
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options	$(5,818,711)
Net change in unrealized appreciation (depreciation) on written options	14,350
During the six months ended June 30, 2018, the premiums for written options opened were $15,806,078, and the premiums for written options closed, exercised and expired were $15,898,926.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com;

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
(3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Enhanced Equity Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 18,516,583, the number of votes against was 220,044 and the number of broker non-votes was 1,236,537. The number of votes cast in favor of Mr. Kadlec was 18,494,001, the number of votes against was 242,626 and the number of broker non-votes was 1,236,537. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk. The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.
Income Risk. Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
Industry and Sector Risk. The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.
The Fund may invest 25% or more of its total assets in securities of issuers in a single sector. Currently, the Fund makes significant investments in equity securities of companies in the technology sector. The technology sector may include, for example, companies that rely extensively on technology, science or communications in their product development or operations. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; and evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks have experienced extreme price and volume fluctuations that are often unrelated to the operating performance of the respective company.
Investment and Market Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities Risk. The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.
Option Risk. The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund’s portfolio as determined to be appropriate by the Fund’s Sub-Advisor, consistent with the Fund’s investment objective. The ability to successfully implement the Fund’s investment strategy depends on the Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.
Potential Conflicts of Interest Risk. First Trust, Chartwell and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Chartwell currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Enhanced Equity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Chartwell Investment Partners, Inc. (the “Sub-Advisor”) for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) half of the peer funds do not employ an advisor/sub-advisor management structure, and only one peer fund employs an unaffiliated sub-advisor; and (iii) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was above the median of the Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of two benchmark indexes. In reviewing the Fund’s performance as compared to the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2018 (Unaudited)
performance of the Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Peer Group average for the one- and five-year periods ended December 31, 2017 but underperformed the Peer Group average for the three-year period ended December 31, 2017. The Board also noted that the Fund underperformed the S&P 500 Index for the one-, three- and five-year periods ended December 31, 2017 but outperformed the CBOE BuyWrite Monthly 1x Index for the one-, three- and five-year periods ended December 31, 2017. The Board also received information on the Fund’s annual distribution rate as of December 31, 2017 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s representation that since the Sub-Advisor’s inception as sub-advisor, assets in the Fund have not grown considerably, so further economies of scale have not been achieved and the sub-advisory rate continues to be appropriate. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor may enter into soft-dollar arrangements, and considered a summary of such arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.
(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-1 under the 1940 Act, dated March 24, 2010. (1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 30, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 30, 2018

* Print the name and title of each signing officer under his or her signature.